Exhibit 99.1350CERT


        Certification Pursuant to Section 906 of the Sarbanes Oxley Act


I, Robert C. Doll, Jr., Chief Executive Officer of Summit Cash Reserves Fund of Financial Institutions Series Trust (the "Fund"), certify that:

1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: July 21, 2006


                                        /s/ Robert C. Doll, Jr.
                                        ------------------------
                                        Robert C. Doll, Jr.,
                                        Chief Executive Officer of
                                        Summit Cash Reserves Fund of
                                        Financial Institutions Series Trust


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Summit Cash Reserves Fund of Financial Institutions Series Trust and will be retained by Summit Cash Reserves Fund of Financial Institutions Series Trust and furnished to the Securities and Exchange Commission or its staff upon request.




Exhibit 99.1350CERT


      Certification Pursuant to Section 906 of the Sarbanes Oxley Act


I, Donald C. Burke, Chief Financial Officer of Summit Cash Reserves Fund of Financial Institutions Series Trust (the "Fund"), certify that:

1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: July 21, 2006


                                        /s/ Donald C. Burke
                                        -------------------
                                        Donald C. Burke,
                                        Chief Financial Officer of
                                        Summit Cash Reserves Fund of
                                        Financial Institutions Series Trust


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Summit Cash Reserves Fund of Financial Institutions Series Trust and will be retained by Summit Cash Reserves Fund of Financial Institutions Series Trust and furnished to the Securities and Exchange Commission or its staff upon request.